                                                                      EXHIBIT 99

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

                              Exhibit Index

EXHIBIT     DESCRIPTION

EX-99.a1    Articles of Incorporation of American  Century  Quantitative  Equity
Funds,  Inc.,  dated  February  26, 2004  (filed as Exhibit a to  Post-Effective
Amendment  No. 34 to the  Registration  Statement of the  Registrant on March 1,
2004, File No. 33-19589, and incorporated herein by reference).

EX-99.a2    Articles  Supplementary  of  American  Century  Quantitative  Equity
Funds,  Inc.,  dated  April 22,  2004  (filed as  Exhibit  a2 to  Post-Effective
Amendment No. 35 to the  Registration  Statement of the  Registrant on April 29,
2004, File No. 33-19589, and incorporated herein by reference).

EX-99.a3    Articles  Supplementary  of  American  Century  Quantitative  Equity
Funds, Inc., dated May 4, 2004 (filed as Exhibit a3 to Post-Effective  Amendment
No. 38 to the  Registration  Statement of the  Registrant  on February 17, 2005,
File No. 33-19589, and incorporated herein by reference).

EX-99.a4    Articles Supplementary of American Century Quantitative Equity Funds
(to be filed by amendment).

EX-99.b     Amended and Restated Bylaws, dated August 26, 2004 (filed as Exhibit
b to  Post-Effective  Amendment  No.  38 to the  Registration  Statement  of the
Registrant on February 17, 2005, File No. 33-19589,  and incorporated  herein by reference).

EX-99.c     Registrant  hereby  incorporates  by reference,  as though set forth fully herein, the Fifth and Seventh declarations of the Registrant's Articles of
Incorporation, appearing as Exhibit (a) herein, and Sections 3 through 11 of the
Registrant's Bylaws, appearing as Exhibit (b) herein.

EX-99.d1    Amended and Restated  Management  Agreement  with  American  Century
Investment  Management,  Inc.,  dated  August  1, 2004  (filed  as  Exhibit d to
Post-Effective  Amendment No. 38 to the Registration Statement of the Registrant
on February 17, 2005, File No. 33-19589, and incorporated herein by reference).

EX-99.d2    Amended and Restated  Management  Agreement  with  American  Century
Investment Management, Inc. (to be filed by amendment).

EX-99.e1    Amended and Restated  Distribution  Agreement with American  Century
Investment  Services,   Inc.,  dated  May  1,  2005  (filed  as  Exhibit  e1  to
Post-Effective  Amendment No. 38 to the Registration Statement of the Registrant
on May 13, 2005, File No. 33-19589, and incorporated herein by reference).

EX-99.e2    Amended and Restated  Distribution  Agreement with American  Century
Investment Services, Inc. (to be filed by amendment).

EX-99.g1    Master  Agreement  with Commerce  Bank N.A.,  dated January 22, 1997
(filed as Exhibit b8e to  Post-Effective  Amendment  No. 76 to the  Registration
Statement of American Century Mutual Funds,  Inc. on February 28, 1997, File No.
2-14213, and incorporated herein by reference).

EX-99.g2    Global Custody Agreement with The Chase Manhattan Bank, dated August
9,  1996  (filed  as  Exhibit  b8 to  Post-Effective  Amendment  No.  31 to  the
Registration  Statement of American Century  Government Income Trust on February
7, 1997, File No. 2-99222, and incorporated herein by reference).

EX-99.g3    Amendment to the Global Custody  Agreement with The Chase  Manhattan
Bank, dated December 9, 2000 (filed as Exhibit g2 to Pre-Effective Amendment No.
2 to the Registration Statement of American Century Variable Portfolios II, Inc.
on January 9, 2001, File No. 333-46922, and incorporated herein by reference).

EX-99.g4    Amendment No. 2 to the Global  Custody  Agreement  between  American
Century Investments and JPMorgan Chase Bank, dated May 1, 2004 (filed as Exhibit
g4 to  Post-Effective  Amendment  No. 35 to the  Registration  Statement  of the
Registrant on April 29, 2004,  File No.  33-19589,  and  incorporated  herein by reference).

EX-99.g5    Chase  Manhattan  Bank Custody Fee Schedule,  dated October 19, 2000
(filed as  Exhibit g5 to  Post-Effective  Amendment  No. 35 to the  Registration
Statement  of  the  Registrant  on  April  29,  2004,  File  No.  33-19589,  and
incorporated herein by reference).

EX-99.h1    Transfer   Agency   Agreement   with   American   Century   Services
Corporation,  dated  August  1,  1997  (filed  as  Exhibit  9 to  Post-Effective
Amendment No. 33 to the Registration  Statement of American  Century  Government
Income Trust on July 31, 1997,  File No.  2-99222,  and  incorporated  herein by reference).

EX-99.h2    Amendment  No. 1 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated  June 29,  1998  (filed as  Exhibit 9b to
Post-Effective  Amendment No. 23 to the Registration Statement of the Registrant
on June 29, 1998, File No. 33-19589, and incorporated herein by reference).

EX-99.h3    Amendment  No. 2 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated November 20, 2000 (filed as Exhibit h4 to
Post-Effective  Amendment  No.  30 to the  Registration  Statement  of  American
Century  California  Tax-Free and Municipal Funds File on December 29, 2000, No.
2-82734, and incorporated herein by reference).

EX-99.h4    Amendment  No. 3 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated  August 1, 2001  (filed as  Exhibit h5 to
Post-Effective  Amendment  No.  44 to the  Registration  Statement  of  American
Century  Government  Income  Trust  File on July  30,  2001,  No.  2-99222,  and
incorporated herein by reference).

EX-99.h5    Amendment  No. 4 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated  December 3, 2001 (filed as Exhibit h6 to
Post-Effective  Amendment  No.  16 to the  Registration  Statement  of  American
Century  Investment  Trust  on  November  30,  2001,  File  No.  33-65170,   and
incorporated herein by reference).

EX-99.h6    Amendment  No. 5 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated  July 1,  2002  (filed as  Exhibit  h6 to
Post-Effective  Amendment  No.  17 to the  Registration  Statement  of  American
Century  Investment Trust on June 28, 2002, File No. 33-65170,  and incorporated herein by reference).

EX-99.h7    Amendment  No. 6 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated September 3, 2002 (filed as Exhibit h8 to
Post-Effective  Amendment  No.  35 to the  Registration  Statement  of  American
Century   Municipal  Trust  on  September  30,  2002,  File  No.  2-91229,   and
incorporated herein by reference).

EX-99.h8    Amendment  No. 7 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated December 31, 2002 (filed as Exhibit h7 to
Post-Effective Amendment No. 4 to the Registration Statement of American Century
Variable  Portfolios  II, Inc. on December 23,  2002,  File No.  333-46922,  and
incorporated herein by reference).

EX-99.h9    Amendment  No. 8 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated May 1,  2004  (filed  as  Exhibit  h10 to
Post-Effective  Amendment No. 35 to the Registration  Statement of Registrant on
April 29, 2004, File No. 33-19589, and incorporated herein by reference).

EX-99.h10   Amendment  No. 9 to the  Transfer  Agency  Agreement  with  American
Century Services,  LLC, dated May 1, 2005 (filed as Exhibit h9 to Post-Effective
Amendment  No. 38 to the  Registration  Statement of the  Registrant  on May 13,
2005, File No. 33-19589, and incorporated herein by reference).

EX-99.h11   Amendment  No. 10 to the Transfer  Agency  Agreement  with  American
Century Services, LLC (to be filed by amendment).

EX-99.h12   Credit Agreement with JPMorgan Chase Bank, as Administrative  Agent, dated December 17, 2003, (filed as Exhibit h9 to Post-Effective Amendment No. 39 to the  Registration  Statement of American  Century Target  Maturities Trust on
January 30, 2004, File No. 2-94608, and incorporated herein by reference).

EX-99.h13   Termination,  Replacement  and  Restatement  Agreement with JPMorgan
Chase Bank N.A.,  as  Administrative  Agent,  dated  December 15, 2004 (filed as
Exhibit h10 to Post-Effective  Amendment No. 38 to the Registration Statement of
American Century  California  Tax-Free and Municipal Funds on December 29, 2004,
File No. 2-82734, and incorporated herein by reference).

EX-99.h14   Customer Identification Program Reliance Agreement, dated August 26,
2004 (filed as Exhibit h2 to  Pre-Effective  Amendment No. 1 to the Registration
Statement of American Century Asset Allocation Portfolios,  Inc. on September 1,
2004, File No. 333-116351, and incorporated herein by reference).

EX-99.i1    Opinion  and  Consent of  Counsel,  dated  April 29,  2005 (filed as
Exhibit i to  Post-Effective  Amendment No. 37 to the Registration  Statement of
the Registrant on April 29, 2005, File No. 33-19589,  and incorporated herein by reference).

EX-99.i2    Opinion and Consent of Counsel (to be filed by amendment).

EX-99.j1    Consent of PricewaterhouseCoopers LLP (to be filed by amendment).

EX-99.j2    Power of  Attorney,  dated  December 9, 2004 (filed as Exhibit j2 to
Post-Effective  Amendment  No.  38 to the  Registration  Statement  of  American
Century  California  Tax-Free and Municipal Funds on December 29, 2004, File No.
2-82734, and incorporated herein by reference).

EX-99.j3    Power of  Attorney,  dated  March 1, 2005  (filed as  Exhibit  j3 to
Post-Effective  Amendment  No.  25 to the  Registration  Statement  of  American
Century  Investment Trust on March 9, 2005, File No. 33-65170,  and incorporated herein by reference).

EX-99.j4    Power of  Attorney,  dated  March 1, 2005  (filed as  Exhibit  j4 to
Post-Effective  Amendment  No.  25 to the  Registration  Statement  of  American
Century  Investment Trust on March 9, 2005, File No. 33-65170,  and incorporated herein by reference).

EX-99.j5    Secretary's  Certificate,  dated December 10, 2004 (filed as Exhibit
j3 to Post-Effective  Amendment No. 38 to the Registration Statement of American
Century  California  Tax-Free and Municipal Funds on December 29, 2004, File No.
2-82734, and incorporated herein by reference).

EX-99.j6    Secretary's Certificate, dated March 8, 2005 (filed as Exhibit j6 to
Post-Effective  Amendment  No.  25 to the  Registration  Statement  of  American
Century  Investment Trust on March 9, 2005, File No. 33-65170,  and incorporated herein by reference).

EX-99.j7    Secretary's Certificate, dated March 8, 2005 (filed as Exhibit j7 to
Post-Effective  Amendment  No.  25 to the  Registration  Statement  of  American
Century  Investment Trust on March 9, 2005, File No. 33-65170,  and incorporated herein by reference).

EX-99.m1    Master  Distribution and Shareholder  Services Plan (Advisor Class),
dated August 1, 1997 (filed as Exhibit m1 to Post-Effective  Amendment No. 32 to the  Registration  Statement  of American  Century  Target  Maturities  Trust on
January 31, 2000, File No. 2-94608, and incorporated herein by reference).

EX-99.m2    Amendment to the Master  Distribution and Shareholder  Services Plan
(Advisor  Class),  dated June 29,  1998  (filed as Exhibit m2 to  Post-Effective
Amendment  No. 32 to the  Registration  Statement  of  American  Century  Target
Maturities Trust on January 31, 2000, File No. 2-94608,  and incorporated herein by reference).

EX-99.m3    Amendment No. 1 to the Master Distribution and Shareholder  Services
Plan   (Advisor   Class),   dated  August  1,  2001  (filed  as  Exhibit  m3  to
Post-Effective  Amendment  No.  44 to the  Registration  Statement  of  American
Century  Government  Income  Trust  on July 31,  2001,  File  No.  2-99222,  and
incorporated herein by reference).

EX-99.m4    Amendment No. 2 to the Master Distribution and Shareholder  Services
Plan  (Advisor  Class),   dated  December  3,  2001  (filed  as  Exhibit  m4  to
Post-Effective  Amendment  No.  16 to the  Registration  Statement  of  American
Century  Investment  Trust  on  November  30,  2001,  File  No.  33-65170,   and
incorporated herein by reference).

EX-99.m5    Amendment No. 3 to the Master Distribution and Shareholder  Services
Plan (Advisor Class),  dated July 1, 2002 (filed as Exhibit m5 to Post-Effective
Amendment  No. 38 to the  Registration  Statement  of  American  Century  Target
Maturities Trust on January 31, 2003, File No. 2-94608,  and incorporated herein by reference).

EX-99.m6    Amendment No. 4 to the Master Distribution and Shareholder  Services
Plan (Advisor Class),  dated May 1, 2004 (filed as Exhibit m6 to  Post-Effective
Amendment No. 35 to the Registration  Statement of Registrant on April 29, 2004,
File No. 33-19589, and incorporated herein by reference).

EX-99.m7    Amendment No. 5 to the Master Distribution and Shareholder  Services
Plan (Advisor Class) (to be filed by amendment).

EX-99.m8    Master  Distribution  and  Individual  Shareholder  Services Plan (C
Class),  dated  September  16,  2000  (filed  as  Exhibit  m3 to  Post-Effective
Amendment  No. 35 to the  Registration  Statement  of  American  Century  Target
Maturities Trust on April 17, 2001, File No. 2-94608, and incorporated herein by reference).

EX-99.m9    Amendment  No.  1  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class),  dated August 1, 2001 (filed as Exhibit m5 to  Post-Effective  Amendment No. 44 to the  Registration  Statement of American
Century  Government  Income  Trust  on July 31,  2001,  File  No.  2-99222,  and
incorporated herein by reference).

EX-99.m10   Amendment  No.  2  to  the  Master   Distribution   and   Individual
Shareholder Services Plan (C Class), dated December 3, 2001 (filed as Exhibit m7 to  Post-Effective  Amendment No. 16 to the  Registration  Statement of American
Century  Investment  Trust  on  November  30,  2001,  File  No.  33-65170,   and
incorporated herein by reference).

EX-99.m11   Amendment  No.  3  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class), dated July 1, 2002 (filed as Exhibit m9 to
Post-Effective  Amendment  No.  17 to the  Registration  Statement  of  American
Century  Investment Trust on June 28, 2002, File No. 33-65170,  and incorporated herein by reference).

EX-99.m12   Amendment  No.  4  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class),  dated September 3, 2002 (filed as Exhibit
m5 to Post-Effective  Amendment No. 35 to the Registration Statement of American
Century   Municipal  Trust  on  September  30,  2002,  File  No.  2-91229,   and
incorporated herein by reference).

EX-99.m13   Amendment  No.  5  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class), dated January 2, 2004 (filed as Exhibit m6 to  Post-Effective  Amendment No. 40 to the  Registration  Statement of American
Century  California  Tax-Free and Municipal Funds on February 26, 2004, File No.
2-82734, and incorporated herein by reference).

EX-99.m14   Amendment  No.  6  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class), dated May 1, 2004 (filed as Exhibit m13 to
Post-Effective  Amendment No. 35 to the Registration Statement of the Registrant
on April 29, 2004, File No. 33-19589, and incorporated herein by reference).

EX-99.m15   Amendment  No.  7  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class), dated May 1, 2005 (filed as Exhibit m15 to
Post-Effective  Amendment No. 38 to the Registration Statement of the Registrant
on May 13, 2005, File No. 33-19589, and incorporated herein by reference).

EX-99.m16   Amendment  No.  8  to  the  Master   Distribution   and   Individual
Shareholder Services Plan (C Class) (to be filed by amendment).

EX-99.m17   Master  Distribution  and  Individual  Shareholder  Services Plan (R
Class), dated August 29, 2003 (filed as Exhibit m16 to Post-Effective  Amendment
No.  17 to the  Registration  Statement  of  American  Century  Strategic  Asset
Allocations, Inc. on August 28, 2003, File No. 33-79482, and incorporated herein by reference).

EX-99.m18   Amendment  No.  1  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (R Class), dated May 1, 2004 (filed as Exhibit m13 to
Post-Effective  Amendment No. 35 to the Registration Statement of the Registrant
on April 29, 2004, File No. 33-19589, and incorporated herein by reference).

EX-99.m19   Amendment  No.  2  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (R Class),  dated February 24, 2005 (filed as Exhibit
m30 to Post-Effective Amendment No. 22 to the Registration Statement of American
Century Strategic Asset Allocations,  Inc. on March 30, 2005, File No. 33-79482,
and incorporated herein by reference).

EX-99.m20   Amendment  No.  3  to  the  Master   Distribution   and   Individual
Shareholder Services Plan (R Class) (to be filed by amendment).

EX-99.m21   Master  Distribution  and  Individual  Shareholder  Services Plan (A
Class), dated September 3, 2002 (filed as Exhibit m6 to Post-Effective Amendment
No. 34 to the Registration Statement of American Century California Tax-Free and
Municipal Funds on October 1, 2002, File No. 2-82734, and incorporated herein by reference).

EX-99.m22   Amendment No. 1 to the Master Distribution and Shareholder  Services
Plan (A Class),  dated February 27, 2004 (filed as Exhibit m18 to Post-Effective
Amendment  No. 104 to the  Registration  Statement  of American  Century  Mutual
Funds, Inc. on February 26, 2004, File No. 2-14213,  and incorporated  herein by reference).

EX-99.m23   Amendment  No.  2  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (A Class), dated September 30, 2004 (filed as Exhibit
m22 to  Post-Effective  Amendment No. 106 to the  Registration  Statement of the
Registrant on November 29, 2004, File No. 2-14213,  and  incorporated  herein by reference).

EX-99.m24   Amendment  No.  3  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (A Class),  dated November 17, 2004 (filed as Exhibit
m23 to  Post-Effective  Amendment No. 106 to the  Registration  Statement of the
Registrant on November 29, 2004, File No. 2-14213,  and  incorporated  herein by reference).

EX-99.m25   Amendment  No.  4  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (A Class), dated May 1, 2005 (filed as Exhibit m13 to
Post-Effective  Amendment  No.  44 to the  Registration  Statement  of  American
Century  Municipal  Trust on May 13, 2005, File No.  2-91229,  and  incorporated herein by reference).

EX-99.m26   Amendment  No.  5  to  the  Master   Distribution   and   Individual
Shareholder Services Plan (A Class) (to be filed by amendment).

EX-99.m27   Master  Distribution  and  Individual  Shareholder  Services Plan (B
Class), dated September 3, 2002 (filed as Exhibit m7 to Post-Effective Amendment
No. 34 to the Registration Statement of American Century California Tax-Free and
Municipal Funds on October 1, 2002, File No. 2-82734, and incorporated herein by reference).

EX-99.m28   Amendment No. 1 to the Master Distribution and Shareholder  Services
Plan (B Class),  dated February 27, 2004 (filed as Exhibit m20 to Post-Effective
Amendment  No. 104 to the  Registration  Statement  of American  Century  Mutual
Funds, Inc. on February 26, 2004, File No. 2-14213,  and incorporated  herein by reference).

EX-99.m29   Amendment  No.  2  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (B Class), dated September 30, 2004 (filed as Exhibit
m26 to  Post-Effective  Amendment No. 106 to the  Registration  Statement of the
Registrant on November 29, 2004, File No. 2-14213,  and  incorporated  herein by reference).

EX-99.m30   Amendment  No.  3  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (B Class),  dated November 17, 2004 (filed as Exhibit
m27 to  Post-Effective  Amendment No. 106 to the  Registration  Statement of the
Registrant on November 29, 2004, File No. 2-14213,  and  incorporated  herein by reference).

EX-99.m31   Amendment  No.  4  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (B Class), dated May 1, 2005 (filed as Exhibit m18 to
Post-Effective  Amendment  No.  44 to the  Registration  Statement  of  American
Century  Municipal  Trust on May 13, 2005, File No.  2-91229,  and  incorporated herein by reference).

EX-99.m32   Amendment  No.  5  to  the  Master   Distribution   and   Individual
Shareholder Services Plan (B Class) (to be filed by amendment).

EX-99.n1    Amended and Restated  Multiple Class Plan,  dated  September 3, 2002
(filed as  Exhibit n1 to  Post-Effective  Amendment  No. 35 to the  Registration
Statement  of  American  Century  California  Tax-Free  and  Municipal  Funds on
December 17, 2002, File No. 2-82734, and incorporated herein by reference).

EX-99.n2    Amendment  No. 1 to the Amended and  Restated  Multiple  Class Plan,
dated December 31, 2002 (filed as Exhibit n2 to Post-Effective  Amendment No. 39 to the Registration  Statement of American  Century  Municipal Trust on December
23, 2002, File No. 2-91229, and incorporated herein by reference).

EX-99.n3    Amendment  No. 2 to the Amended and  Restated  Multiple  Class Plan,
dated August 29, 2003 (filed as Exhibit n3 to Post-Effective Amendment No. 17 to the Registration Statement of American Century Strategic Asset Allocations, Inc.
on August 28, 2003, File No. 33-79482, and incorporated herein by reference).

EX-99.n4    Amendment  No. 3 to the Amended and  Restated  Multiple  Class Plan,
dated as of February 27, 2004 (filed as Exhibit n4 to  Post-Effective  Amendment
No. 104 to the Registration  Statement of American Century Mutual Funds, Inc. on
February 26, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.n5    Amendment  No. 4 to the Amended and  Restated  Multiple  Class Plan,
dated May 1, 2004 (filed as Exhibit n5 to Post-Effective Amendment No. 35 to the
Registration  Statement of the Registrant on April 29, 2004, File No.  33-19589,
and incorporated herein by reference).

EX-99.n6    Amendment  No. 5 to the Amended and  Restated  Multiple  Class Plan,
dated August 1, 2004 (filed as Exhibit n6 to Post-Effective  Amendment No. 24 to the  Registration  Statement of American  Century  Investment  Trust on July 29,
2004, File No. 33-65170, and incorporated herein by reference).

EX-99.n7    Amendment  No. 6 to the Amended and  Restated  Multiple  Class Plan,
dated as of September 30, 2004 (filed as Exhibit n7 to Post-Effective  Amendment
No.  20 to the  Registration  Statement  of  American  Century  Strategic  Asset
Allocations,  Inc. on September 29, 2004, File No.  33-79482,  and  incorporated herein by reference).

EX-99.n8    Amendment  No. 7 to the Amended and  Restated  Multiple  Class Plan,
dated November 17, 2004 (filed as Exhibit n8 to Post-Effective Amendment No. 106 to the Registration Statement of American Century Mutual Funds, Inc. on November
29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.n9    Amendment  No. 8 to the Amended and  Restated  Multiple  Class Plan,
dated February 24, 2005 (filed as Exhibit n9 to Post-Effective  Amendment No. 22 to the Registration  Statement of American Century Strategic Asset  Allocations,
Inc.  on  March  30,  2005,  File  No.  33-79482,  and  incorporated  herein  by reference).

EX-99.n10   Amendment No. 9 to the Amended and Restated  Multiple Class Plan (to
be filed by amendment).

EX-99.p1    American Century  Investments Code of Ethics (filed as Exhibit p1 to
Post-Effective  Amendment  No.  38 to the  Registration  Statement  of  American
Century  California  Tax-Free and Municipal Funds on December 29, 2004, File No.
2-82734, and incorporated herein by reference).

EX-99.p2    Independent  Directors'  Code of Ethics  amended  February  28, 2000
(filed as  Exhibit p2 to  Post-Effective  Amendment  No. 40 to the  Registration
Statement of American Century Target Maturities Trust on November 30, 2004, File
No. 2-94608, and incorporated herein by reference).